Other Noncurrent Assets - Schedule of Other Noncurrent Assets (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Deferred financing fees, net	$ 15,225	$ 17,082	$ 9,779
Utility and other deposits	1,395	668	1,060
Interest rate cap agreements		1	157
Other		4	177
Total other noncurrent assets	$ 16,620	$ 17,755	$ 11,173